UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2020

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on May 12, 2020 (the “2020 Annual Meeting”), a total of 22,848,193 shares were represented in person or by proxy, which represented a quorum. At the 2020 Annual Meeting, the stockholders of the Company voted on (1) the election of three Class I directors for terms to expire at the Company’s 2023 annual meeting of stockholders, (2) approval, on a non-binding basis, of the compensation of the Company’s named executive officers for 2019, (3) approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock, and (4) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results on these proposals were as follows:

Proposal 1. Elect three Class I directors for terms to expire at the Company’s 2023 annual meeting of stockholders.

Nominee	Votes For	Withheld	Broker Non-Votes
Cristina Csimma, PharmD, MHP	14,786,331	190,236	7,871,626
Michael R. Dougherty	14,792,400	184,167	7,871,626
Vincent J. Milano	14,773,920	202,647	7,871,626

Proposal 2. Approve, on a non-binding basis, of the compensation of the Company’s named executive officers for 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,324,589	568,872	83,106	7,871,626

Proposal 3. Approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,038,637	1,554,593	254,963	0

Proposal 4. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,502,253	271,777	74,163	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: May 14, 2020